Exhibit 99.1

FOR IMMEDIATE RELEASE	For information contact:
September 23, 2013	Kelly C. Clarke
(804) 727-6321

Apple Eight Recommends Rejection of Unsolicited, Opportunistic Tender Offer

by MacKenzie Capital Management, LP

 Richmond – September 23, 2013 – Apple REIT Eight, Inc. (“Apple Eight”) has been notified of an unsolicited tender offer by a group of entities affiliated with MacKenzie Capital Management, LP (collectively “MCM”) to purchase up to 1,000,000 shares of common stock and the associated shares of Series A preferred stock (together, the “Units”) of Apple Eight at a price of $4.00 per Unit. The tender offer is limited to 1.0 million Units or approximately 1.09% of Apple Eight’s outstanding Units. Apple Eight is not affiliated with MCM, and believes this offer is not in the best interests of its stockholders. The Board of Directors of Apple Eight has carefully evaluated the terms of MCM’s offer and unanimously recommends that stockholders reject MCM’s offer and not tender their Units.

The reasons for the Board of Directors’ recommendation include:

•	The Board of Directors believes that the $4.00 per Unit offer price represents an opportunistic attempt by MCM to purchase Units at an unreasonably low price and make a profit and, as a result, deprive the stockholders who tender Units of the potential opportunity to realize the long-term value of their investment in Apple Eight, including the potential benefits from the proposed combination with Apple REIT Seven, Inc. and Apple REIT Nine, Inc. pursuant to the merger agreement announced August 8, 2013. However, the Board of Directors notes that, because Apple Eight is a non-exchange traded REIT, there is a limited market for the Units and there can be no certainty regarding the long-term value of the Units, because the value is dependent on a number of factors including general economic conditions.
•	The per Unit book value of the Units as of June 30, 2013 is $6.42 per Unit, or a full $2.42 per Unit above the offer price. The Board of Directors notes that book value may not necessarily be representative of the liquidation value of Apple Eight. The per Unit book value per share is the total of the Company’s assets (reduced by depreciation) less liabilities as reflected in its financial statements divided by the total outstanding shares. Assets and liabilities are recorded in the financial statements in accordance with generally accepted accounting principles and do not necessarily reflect fair value.
•	The offer price is more than 3% below MCM’s own estimate of the liquidation value of Apple Eight per Unit. MCM acknowledges it has not made an independent appraisal of the Units or Apple Eight’s properties.
•	Apple Eight has paid distributions totaling $4.44 per Unit or approximately $386 million to stockholders since its inception, and intends to continue to pay distributions on a monthly basis. Although the timing and amount of distributions are within the discretion of the Board of Directors and the Board of Directors cannot provide any guarantee that Apple Eight will maintain its recent rate of distributions in the future, stockholders that choose to participate in the tender offer by selling their Units to MCM will lose the right to receive all future distributions, including any distributions made or declared after the expiration date of the tender offer.

•	There is no guarantee that the tender offer will be completed in the time frame that the tender offer implies. The tender offer does not expire until October 31, 2013 and it may be extended by MCM in its sole discretion.

Stockholders with questions about this tender offer or other matters should consult his or her financial advisor or Apple Eight’s Investor Relations Department at 804.727.6321.

Disclosures

Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Eight to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of Apple Eight, Apple REIT Seven, Inc. (“Apple Seven”) or Apple REIT Nine, Inc. (“Apple Nine,” and together with Apple Seven and Apple Eight, the “Companies”) to obtain required shareholder or other third-party approvals required to consummate the proposed mergers whereby Apple Nine will acquire all of the outstanding shares of each of Apple Seven and Apple Eight; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on any Company; the outcome of any legal proceedings that may be instituted against any Company and others related to the merger agreement; the ability of Apple Eight to implement its acquisition strategy and operating strategy; Apple Eight’s ability to manage planned growth; changes in economic cycles; the outcome of current and future litigation, regulatory proceedings, or inquiries; and competition within the real estate industry. Although Apple Eight believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Eight or any other person that the results or conditions described in such statements or the objectives and plans of Apple Eight will be achieved. In addition, Apple Eight’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in Apple Eight’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Apple Eight with the SEC on March 7, 2013.

Additional Information about the Mergers and Where to Find It:

In connection with the proposed mergers whereby Apple Nine will acquire all of the outstanding shares of each of Apple Seven and Apple Eight, Apple Nine filed a Registration Statement on Form S-4 (File No. 333-191084) with the Securities and Exchange Commission (the “SEC”) on September 11, 2013, which includes a preliminary joint proxy statement of Apple Seven, Apple Eight and Apple Nine that also constitutes a preliminary prospectus of Apple Nine, as well as other relevant documents concerning the mergers.  The registration statement has not yet been declared effective by the SEC and may be amended, and the definitive joint proxy statement/prospectus is not currently available.  Apple Eight will mail the definitive joint proxy statement/prospectus to its security holders when it is available.  BEFORE MAKING ANY VOTING OR

INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF APPLE EIGHT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EACH COMPANY AND THE MERGERS.  The joint proxy statement/prospectus and other materials (when they become available) containing information about the proposed transactions, and any other documents filed by any Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by each Company by directing a written request to Apple Seven, Apple Eight or Apple Nine, respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

Each Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that Company in connection with the mergers. Information about the executive officers and directors of each Company and their ownership of securities in that Company is set forth in the preliminary joint proxy statement/prospectus included in the Registration Statement on Form S-4 filed by Apple Nine with the SEC on September 11, 2013 and will be included in the definitive joint proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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